                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): November 29, 2007
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                                   NUCO2 INC.
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               (Exact Name of Registrant as Specified in Charter)

           Florida                  0-27378                   65-0180800
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(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)

         2800 S.E. Market Place, Stuart, Florida                     34997
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        (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code: (772) 221-1754
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|  Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF DIRECTORS;
            APPOINTMENT  OF  CERTAIN  OFFICERS;   COMPENSATORY  ARRANGEMENTS  OF
            CERTAIN OFFICERS.

      (e) On November 29, 2007, the  Compensation  and Stock Option Committee of
the Board of Directors of NuCO2 Inc. (the  "Company")  adopted an incentive cash bonus plan for the fiscal year ending June 30, 2008 for members of the Company's management,  including its executive officers:  Michael E. DeDomenico,  Chairman and CEO;  W. Scott  Wade,  Chief  Operating  Officer;  Robert R.  Galvin,  Chief
Financial Officer; and Eric M. Wechsler,  General Counsel. In the event that the
Company's   EBITDA   (earnings   before   interest,   taxes,   depreciation  and
amortization)  and return on capital meet certain  targeted amounts set forth in the plan,  such  executive  officers will be entitled to receive cash bonuses in the aggregate, of $770,610, with higher bonuses to be paid if the target amounts are  exceeded  and lower or no bonuses to be paid if the target  amounts are not met.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                  NUCO2 INC.

Date: November 30, 2007                           By: /s/ Eric M. Wechsler
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                                                  Eric M. Wechsler,
                                                  General Counsel